UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

JOINT CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 31, 2007

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center

Princeton, New Jersey 08540

(Address of registrant’s principal executive office)

(609) 514-0300

(Registrant’s telephone number)

Rockwood Specialties Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-109686	52-2277390
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

100 Overlook Center

Princeton, New Jersey 08540

(Address of registrant’s principal executive office)

(609) 514-0300

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.01             COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 31, 2007, Rockwood Specialties Group, Inc. completed the sale of its electronics businesses, excluding its wafer reclaim business, to OM Group, Inc. (“OMG”) for $315.0 million, subject to a potential post-closing adjustment.  The transaction included the exercise of a put option to sell its French ultra-pure chemicals business. The electronics businesses sold included the ultra-pure chemicals business and printed circuit board business, which supplied chemicals used in the manufacture of semiconductors and printed circuit boards, and the photomasks business, which supplied photo-imaging masks used in the semiconductor and integrated circuit industries. The electronics businesses, including the wafer reclaim business, represented one of our reportable segments.  A copy of the Stock Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 2.1 and a copy of the press release announcing completion of the sale of the electronics businesses, excluding the wafer reclaim business, is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(b)           Pro forma financial information.

(i)             Rockwood Holdings, Inc.

ROCKWOOD HOLDINGS, INC. UNAUDITED PRO FORMA

CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma condensed balance sheet and statements of operations are presented to illustrate the estimated effects of the sale by Rockwood Specialties Group, Inc., our indirect, wholly-owned subsidiary, of its electronics businesses, excluding its wafer reclaim business, to OMG.

The unaudited pro forma condensed financial information presented for the balance sheet as of September 30, 2007 and for the statements of operations for the nine months ended September 30, 2007 and the year ended December 31, 2006, is based upon the historical results of operations, adjusted to reflect the pro forma effect as if the sale of the electronics businesses, excluding the wafer reclaim business, had occurred on January 1, 2006 with respect to the statements of operations and on September 30, 2007 with respect to the balance sheet. The historical consolidated financial information presented herein should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in Rockwood Holdings, Inc.’s annual report on Form 10-K for the year ended December 31, 2006, and the unaudited condensed consolidated financial statements and notes thereto as of and for the nine months ended September 30, 2007 included in Rockwood Holdings, Inc.’s Form 10-Q for the quarterly period ended September 30, 2007.

The unaudited pro forma condensed financial information is for illustrative purposes only. Such information does not purport to be indicative of the financial condition and the results of operations that would have been achieved had the sale of the electronics businesses, excluding the wafer reclaim business, for which Rockwood Holdings, Inc. is giving pro forma effect actually occurred on the dates referred to above or the financial condition and the results of operations that may be expected in the future. Such information has been prepared based upon currently available information and assumptions that we believe are reasonable. Such currently available information and assumptions may prove to be inaccurate over time.

For the purposes of the pro forma financial information, we have elected to assume that we will use the proceeds for general corporate purposes, which may include potential selective acquisitions, other investment opportunities and debt repayments.  As a result, and in accordance with SEC guidance, we have assumed no interest income on these cash proceeds.  However, we do expect to generate additional earnings through the use of these cash proceeds.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Balance Sheet

as of September 30, 2007

(Dollars in millions)

	Rockwood		Pro Forma
	Historical	Adjustments	As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$104.0	$302.5 (a)	$406.5
Accounts receivable, net	548.3	(42.4)	505.9
Inventories	511.6	(17.4)	494.2
Deferred income taxes	16.0	(4.0)	12.0
Prepaid expenses and other current assets	68.1	(3.2)	64.9
Total current assets	1,248.0	235.5	1,483.5
Property, plant and equipment, net	1,531.6	(69.4)	1,462.2
Goodwill	1,826.3	(127.0)	1,699.3
Other intangible assets, net	672.2	(1.5)	670.7
Deferred debt issuance costs, net of accumulated amortization of $28.4	42.6	—	42.6
Deferred income taxes	21.8	3.7	25.5
Other assets	41.2	(0.1)	41.1
Total assets	$5,383.7	$41.2	$5,424.9
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$271.2	$(24.5)	$246.7
Income taxes payable	7.6	5.4	13.0
Accrued compensation	91.8	(7.8)	84.0
Restructuring liability	13.8	—	13.8
Accrued expenses and other current liabilities	206.3	(4.9)	201.4
Deferred income taxes	4.6	—	4.6
Long-term debt, current portion	107.3	—	107.3
Total current liabilities	702.6	(31.8)	670.8
Long-term debt	2,447.7	—	2,447.7
Pension and related liabilities	382.3	(0.8)	381.5
Deferred income taxes	84.5	(3.9)	80.6
Other liabilities	162.1	—	162.1
Total liabilities	3,779.2	(36.5)	3,742.7
Minority interest	180.8	—	180.8
Performance restricted stock units	1.1	—	1.1

Stockholders’ equity:
Common stock ($0.01 par value, 400,000 shares authorized, 73,922 shares issued and 73,828 shares outstanding)	0.7	—	0.7
Paid-in capital	1,154.0	—	1,154.0
Accumulated other comprehensive income	343.3	(23.6)	319.7
Retained (deficit) earnings	(74.0)	101.3 (b)	27.3
Treasury stock, at cost	(1.4)	—	(1.4)
Total stockholders’ equity	1,422.6	77.7	1,500.3
Total liabilities and stockholders’ equity	$5,383.7	$41.2	$5,424.9

Notes to Unaudited Pro Forma Condensed Balance Sheet

1.  Pro Forma Assumptions and Adjustments

We have elected to assume that we will use the estimated net proceeds of $302.5 million for general corporate purposes, which may include potential selective acquisitions, other investment opportunities and debt repayments.  As a result, and in accordance with SEC guidance, we have assumed no interest income on these cash proceeds.  However, we do expect to generate additional earnings through the use of these cash proceeds.

(a) – Represents proceeds of $315.0 million plus an estimated working capital adjustment of $1.0 million, less estimated fees and expenses of $9.8 million associated with the sale and taxes of $3.7 million.

(b) – This represents the net gain on the sale, including $3.7 million of tax charges and estimated fees and expenses of $9.8 million associated with the sale.  In addition, an estimated working capital adjustment of $1.0 million is included in our estimated gross proceeds, which is subject to a potential post-closing adjustment. The effects of the gain were not reflected, however, in the pro forma statements of operations as the adjustments are non-recurring in nature. We do not expect the transaction to have any U.S. federal tax effect as a result of net operating losses and valuation allowances.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Statement of Operations

for the Nine Months Ended September 30, 2007

(Dollars in millions)

	Rockwood		Pro Forma
	Historical	Adjustments	As Adjusted
Net sales	$2,476.4	$(147.2)	$2,329.2
Cost of products sold	1,691.4	(109.4)	1,582.0
Gross profit	785.0	(37.8)	747.2
Selling, general and administrative expenses	474.6	(24.3)	450.3
Restructuring charges, net	8.9	(0.4)	8.5
Gain on sale of assets	(5.3)	0.4	(4.9)
Operating income	306.8	(13.5)	293.3
Other income (expenses):
Interest expense	(158.7)	—	(158.7)
Interest income	11.0	(0.9)	10.1
Loss on early extinguishment of debt	(19.4)	0.3	(19.1)
Refinancing expenses	(0.9)	—	(0.9)
Foreign exchange gain, net	11.3	—	11.3
Other, net	(0.1)	—	(0.1)
Other income (expenses), net	(156.8)	(0.6)	(157.4)
Income from continuing operations before taxes and minority interest	150.0	(14.1)	135.9
Income tax provision	61.9	(2.4)	59.5
Income from continuing operations before minority interest	88.1	(11.7)	76.4
Minority interest in continuing operations	(6.2)	—	(6.2)
Net income from continuing operations	81.9	(11.7)	70.2
Income from discontinued operations, net of tax (a)	0.5	—	0.5
Gain on sale of discontinued operations, net of tax (a)	115.7	—	115.7
Minority interest in discontinued operations (a)	(0.1)	—	(0.1)
Net income	$198.0	$(11.7)	$186.3

Basic earnings per share:
Earnings from continuing operations	$1.11		$0.95
Earnings from discontinued operations, net of tax (a)	1.57		1.57
Basic earnings per share	$2.68		$2.52

Diluted earnings per share:
Earnings from continuing operations	$1.08		$0.93
Earnings from discontinued operations, net of tax (a)	1.52		1.52
Diluted earnings per share	$2.60		$2.45

Weighted average number of basic shares outstanding	73,801		73,801
Weighted average number of diluted shares outstanding	76,155		76,155

Notes to Unaudited Pro Forma Condensed Statements of Operations

1.  Pro Forma Assumptions and Adjustments

We have elected to assume that we will use the estimated net proceeds of $302.5 million for general corporate purposes, which may include potential selective acquisitions, other investment opportunities and debt repayments.  As a result, and in accordance with SEC guidance, we have assumed no interest income on these cash proceeds.  However, we do expect to generate additional earnings through the use of these cash proceeds.

(a) – Discontinued operations relates to the Groupe Novasep subsidiary which was sold in January 2007.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Statement of Operations

for the Year Ended December 31, 2006

(Dollars in millions)

	Rockwood		Pro Forma
	Historical	Adjustments	As Adjusted
Net sales	$2,975.2	$(187.0)	$2,788.2
Cost of products sold	2,045.2	(137.4)	1,907.8
Gross profit	930.0	(49.6)	880.4
Selling, general and administrative expenses	584.6	(30.5)	554.1
Impairment charges	2.2	—	2.2
Restructuring charges, net	5.2	(0.3)	4.9
Gain on sale of assets	(0.2)	(0.1)	(0.3)
Operating income	338.2	(18.7)	319.5
Other income (expenses):
Interest expense	(195.7)	(2.0)	(197.7)
Foreign exchange gain, net	8.6	—	8.6
Other, net	1.8	—	1.8
Other income (expenses), net	(185.3)	(2.0)	(187.3)
Income from continuing operations before taxes and minority interest	152.9	(20.7)	132.2
Income tax provision	72.6	(6.9)	65.7
Net income from continuing operations	80.3	(13.8)	66.5
Income from discontinued operations, net of tax (a)	27.9	—	27.9
Minority interest in discontinued operations (a)	(5.2)	—	(5.2)
Net income	$103.0	$(13.8)	$89.2

Basic earnings per share:
Earnings from continuing operations	$1.09		$0.90
Earnings from discontinued operations, net of tax (a)	0.31		0.31
Basic earnings per share	$1.40		$1.21

Diluted earnings per share:
Earnings from continuing operations	$1.07		$0.89
Earnings from discontinued operations, net of tax (a)	0.30		0.30
Diluted earnings per share	$1.37		$1.19

Weighted average number of basic shares outstanding	73,782		73,782
Weighted average number of diluted shares outstanding	75,044		75,044

Notes to Unaudited Pro Forma Condensed Statements of Operations

1.  Pro Forma Assumptions and Adjustments

We have elected to assume that we will use the estimated net proceeds of $302.5 million for general corporate purposes, which may include potential selective acquisitions, other investment opportunities and debt repayments.  As a result, and in accordance with SEC guidance, we have assumed no interest income on these cash proceeds.  However, we do expect to generate additional earnings through the use of these cash proceeds.

(a) – Discontinued operations relates to the Groupe Novasep subsidiary which was sold in January 2007.

(ii)           Rockwood Specialties Group, Inc.

ROCKWOOD SPECIALTIES GROUP, INC. UNAUDITED PRO FORMA

CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma condensed balance sheet and statements of operations are presented to illustrate the estimated effects of the sale by Rockwood Specialties Group, Inc. of its electronics businesses, excluding its wafer reclaim business, to OMG.

The unaudited pro forma condensed financial information presented for the balance sheet as of September 30, 2007 and for the statements of operations for the nine months ended September 30, 2007 and the year ended December 31, 2006, is based upon the historical results of operations, adjusted to reflect the pro forma effect as if the sale of the electronics businesses, excluding the wafer reclaim business, had occurred on January 1, 2006 with respect to the statements of operations and on September 30, 2007 with respect to the balance sheet. The historical consolidated financial information presented herein should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in Rockwood Specialties Group, Inc.’s annual report on Form 10-K for the year ended December 31, 2006, and the unaudited condensed consolidated financial statements and notes thereto as of and for the nine months ended September 30, 2007 included in Rockwood Specialties Group, Inc.’s Form 10-Q for the quarterly period ended September 30, 2007.

The unaudited pro forma condensed financial information is for illustrative purposes only. Such information does not purport to be indicative of the financial condition and the results of operations that would have been achieved had the sale of the electronics businesses, excluding the wafer reclaim business, for which Rockwood Specialties Group, Inc. is giving pro forma effect actually occurred on the dates referred to above or the financial condition and the results of operations that may be expected in the future. Such information has been prepared based upon currently available information and assumptions that we believe are reasonable. Such currently available information and assumptions may prove to be inaccurate over time.

For the purposes of the pro forma financial information, we have elected to assume that we will use the proceeds for general corporate purposes, which may include potential selective acquisitions, other investment opportunities and debt repayments.  As a result, and in accordance with SEC guidance, we have assumed no interest income on these cash proceeds.  However, we do expect to generate additional earnings through the use of these cash proceeds.

ROCKWOOD SPECIALTIES GROUP, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Balance Sheet

as of September 30, 2007

(Dollars in millions)

	Rockwood		Pro Forma
	Historical	Adjustments	As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$101.6	$302.5 (a)	$404.1
Accounts receivable, net	548.3	(42.4)	505.9
Inventories	511.6	(17.4)	494.2
Deferred income taxes	16.1	(4.0)	12.1
Prepaid expenses and other current assets	68.1	(3.2)	64.9
Total current assets	1,245.7	235.5	1,481.2
Property, plant and equipment, net	1,531.6	(69.4)	1,462.2
Goodwill	1,826.3	(127.0)	1,699.3
Other intangible assets, net	672.2	(1.5)	670.7
Deferred debt issuance costs, net of accumulated amortization of $28.4	42.6	—	42.6
Deferred income taxes	21.8	3.7	25.5
Other assets	41.2	(0.1)	41.1
Total assets	$5,381.4	$41.2	$5,422.6
LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Accounts payable	$271.2	$(24.5)	$246.7
Income taxes payable	7.6	5.4	13.0
Accrued compensation	91.8	(7.8)	84.0
Restructuring liability	13.8	—	13.8
Accrued expenses and other current liabilities	211.2	(4.9)	206.3
Deferred income taxes	4.6	—	4.6
Long-term debt, current portion	107.3	—	107.3
Total current liabilities	707.5	(31.8)	675.7
Long-term debt	2,447.7	—	2,447.7
Pension and related liabilities	382.3	(0.8)	381.5
Deferred income taxes	84.6	(3.9)	80.7
Other liabilities	160.0	—	160.0
Total liabilities	3,782.1	(36.5)	3,745.6
Minority interest	180.8	—	180.8

Stockholder’s equity:
Common stock ($0.01 par value, 1,000,000 shares authorized, 382,000 shares issued and outstanding)	—	—	—
Paid-in capital	1,005.4	—	1,005.4
Accumulated other comprehensive income	346.0	(23.6)	322.4
Retained earnings	67.1	101.3 (b)	168.4
Total stockholder’s equity	1,418.5	77.7	1,496.2
Total liabilities and stockholder’s equity	$5,381.4	$41.2	$5,422.6

Notes to Unaudited Pro Forma Condensed Balance Sheet

1.  Pro Forma Assumptions and Adjustments

We have elected to assume that we will use the estimated net proceeds of $302.5 million for general corporate purposes, which may include potential selective acquisitions, other investment opportunities and debt repayments.  As a result, and in accordance with SEC guidance, we have assumed no interest income on these cash proceeds.   However, we do expect to generate additional earnings through the use of these cash proceeds.

(a) – Represents proceeds of $315.0 million plus an estimated working capital adjustment of $1.0 million, less estimated fees and expenses of $9.8 million associated with the sale and taxes of $3.7 million.

(b) – This represents the net gain on the sale, including $3.7 million of tax charges and estimated fees and expenses of $9.8 million associated with the sale.  In addition, an estimated working capital adjustment of $1.0 million is included in our estimated gross proceeds, which is subject to a potential post-closing adjustment. The effects of the gain were not reflected, however, in the pro forma statements of operations as the adjustments are non-recurring in nature.  We do not expect the transaction to have any U.S. federal tax effect as a result of net operating losses and valuation allowances.

ROCKWOOD SPECIALTIES GROUP, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Statement of Operations

for the Nine Months Ended September 30, 2007

(Dollars in millions)

	Rockwood		Pro Forma
	Historical	Adjustments	As Adjusted
Net sales	$2,476.4	$(147.2)	$2,329.2
Cost of products sold	1,691.4	(109.4)	1,582.0
Gross profit	785.0	(37.8)	747.2
Selling, general and administrative expenses	474.6	(24.3)	450.3
Restructuring charges, net	8.9	(0.4)	8.5
Gain on sale of assets	(5.3)	0.4	(4.9)
Operating income	306.8	(13.5)	293.3
Other income (expenses):
Interest expense	(158.7)	—	(158.7)
Interest income	11.0	(0.9)	10.1
Loss on early extinguishment of debt	(19.4)	0.3	(19.1)
Refinancing expenses	(0.9)	—	(0.9)
Foreign exchange gain, net	11.3	—	11.3
Other, net	(0.1)	—	(0.1)
Other income (expenses), net	(156.8)	(0.6)	(157.4)
Income from continuing operations before taxes and minority interest	150.0	(14.1)	135.9
Income tax provision	61.9	(2.4)	59.5
Income from continuing operations before minority interest	88.1	(11.7)	76.4
Minority interest in continuing operations	(6.2)	—	(6.2)
Net income from continuing operations	81.9	(11.7)	70.2
Income from discontinued operations, net of tax (a)	0.5	—	0.5
Gain on sale of discontinued operations, net of tax (a)	115.7	—	115.7
Minority interest in discontinued operations (a)	(0.1)	—	(0.1)
Net income	$198.0	$(11.7)	$186.3

Notes to Unaudited Pro Forma Condensed Statements of Operations

1.  Pro Forma Assumptions and Adjustments

We have elected to assume that we will use the estimated net proceeds of $302.5 million for general corporate purposes, which may include potential selective acquisitions, other investment opportunities and debt repayments.  As a result, and in accordance with SEC guidance, we have assumed no interest income on these cash proceeds.  However, we do expect to generate additional earnings through the use of these cash proceeds.

(a) – Discontinued operations relates to the Groupe Novasep subsidiary which was sold in January 2007.

ROCKWOOD SPECIALTIES GROUP, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Statement of Operations

for the Year Ended December 31, 2006

(Dollars in millions)

	Rockwood		Pro Forma
	Historical	Adjustments	As Adjusted
Net sales	$2,975.2	$(187.0)	$2,788.2
Cost of products sold	2,045.2	(137.4)	1,907.8
Gross profit	930.0	(49.6)	880.4
Selling, general and administrative expenses	584.6	(30.5)	554.1
Impairment charges	2.2	—	2.2
Restructuring charges, net	5.2	(0.3)	4.9
Gain on sale of assets	(0.2)	(0.1)	(0.3)
Operating income	338.2	(18.7)	319.5
Other income (expenses):
Interest expense	(195.7)	(2.0)	(197.7)
Foreign exchange gain, net	8.6	—	8.6
Other, net	1.8	—	1.8
Other income (expenses), net	(185.3)	(2.0)	(187.3)
Income from continuing operations before taxes and minority interest	152.9	(20.7)	132.2
Income tax provision	72.6	(6.9)	65.7
Net income from continuing operations	80.3	(13.8)	66.5
Income from discontinued operations, net of tax (a)	27.9	—	27.9
Minority interest in discontinued operations (a)	(5.2)	—	(5.2)
Net income	$103.0	$(13.8)	$89.2

Notes to Unaudited Pro Forma Condensed Statements of Operations

1.  Pro Forma Assumptions and Adjustments

We have elected to assume that we will use the estimated net proceeds of $302.5 million for general corporate purposes, which may include potential selective acquisitions, other investment opportunities and debt repayments.  As a result, and in accordance with SEC guidance, we have assumed no interest income on these cash proceeds.  However, we do expect to generate additional earnings through the use of these cash proceeds.

(a) – Discontinued operations relates to the Groupe Novasep subsidiary which was sold in January 2007.

(d)           Exhibits.

Exhibit No.	Description

2.1	Stock Purchase Agreement dated as of October 7, 2007 by and between Rockwood Specialties
Group, Inc. and OM Group, Inc.

99.1	Press Release dated January 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Rockwood Holdings, Inc.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

Rockwood Specialties Group, Inc.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

Dated: January 7, 2008